UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: March 3, 2020
(Date of earliest event reported)

AKAMAI TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-27275	04-3432319
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
145 Broadway
Cambridge, MA 02142
(617) 444-3000
(Address, Including Zip Code, and Telephone Number,
Including Area Code, of Registrant’s Principal Executive Offices)
______________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	AKAM	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 3, 2020, the Compensation Committee of the Board of Directors (the “Committee”) of Akamai Technologies, Inc. ("Akamai" or the "Company") adopted bonus and equity compensation programs for 2020 for the following individuals (Akamai’s principal executive officer, principal financial officer and three of Akamai’s other named executive officers): F. Thomson Leighton, Chief Executive Officer; Edward McGowan, Chief Financial Officer; Robert Blumofe, Executive Vice President - Platform and General Manager Enterprise Division; Adam Karon, Executive Vice President - General Manager Media Division; and Rick McConnell, President - General Manager Web Division (each, an “Executive” and collectively, the “Executives”).

Each Executive is eligible to participate in a 2020 bonus program that provides for payment to the extent designated corporate performance objectives are met. Such amounts will be paid in shares of vested common stock issued under the Akamai Technologies, Inc. 2013 Stock Incentive Plan, as amended (the “Plan”), in lieu of cash; the number of shares to be issued, if any, will be calculated by dividing the bonus value achievement by the closing sale price of the Company’s common stock on the date that financial results for 2020 are certified by the Committee (the “2020 Certification Date”). For each of the Executives, the performance objectives consist of and are weighted as follows: 50% based on Akamai’s achievement of a specified revenue target for fiscal year 2020 and 50% based on Akamai’s achievement of a specified adjusted operating income target for fiscal year 2020. Calculation of performance against the revenue and adjusted operating income targets will take into account the impact of foreign currency fluctuations.

For Mr. Leighton, his 2020 base salary will be $1.00, with a target bonus value of $1,250,000 and maximum value of $2,500,000. For Mr. Blumofe, his 2020 base salary will be $505,000, with a target bonus equal to 80% of his 2020 salary earnings and a maximum bonus equal to 160% of his 2020 salary earnings. For Mr. Karon, his 2020 base salary will be $475,000, with a target bonus equal to 80% of his 2020 salary earnings and a maximum bonus equal to 160% of his 2020 salary earnings. For Mr. McConnell, his 2020 base salary will be $580,000, with a target bonus equal to 100% of his 2020 salary earnings and a maximum bonus equal to 200% of his 2020 salary earnings. For Mr. McGowan, his 2020 base salary will be $475,000, with a target bonus equal to 85% of his 2020 salary earnings and a maximum bonus equal to 170% of his 2020 salary earnings. New salaries become effective July 1, 2020.

As described in the table below, the Committee also approved grants to the Executives of restricted stock units (“RSUs”) under the Plan, consisting of annual vesting RSUs, corporate performance-based vesting RSUs and stock performance-based vesting RSUs as follows:

Name	Dollar Value of RSUs with Annual Vesting To Be Granted	Dollar Value of Corporate Performance-Based RSUs To Be Granted		Dollar Value of Stock Performance-Based Vested RSUs To Be Granted
		(target deliverable)	(maximum deliverable)	(target deliverable)	(maximum deliverable)
Mr. Leighton	$3,500,000	$3,500,000	$7,000,000	$1,750,000	$3,500,000
Mr. Blumofe	$1,120,000	$1,120,000	$2,240,000	$560,000	$1,120,000
Mr. Karon	$1,200,000	$1,200,000	$2,400,000	$600,000	$1,200,000
Mr. McConnell	$1,640,000	$1,640,000	$3,280,000	$820,000	$1,640,000
Mr. McGowan	$1,000,000	$1,000,000	$2,000,000	$500,000	$1,000,000

All RSUs were granted on March 3, 2020 (the “Grant Date”), with the number of RSUs calculated by dividing the dollar value set forth above by the closing sale price of one share of the Company’s common stock on the Grant Date (in the case of performance-based RSUs, the number was based off of the maximum deliverable). Each RSU represents the right to receive one share of Akamai common stock upon vesting.

RSUs with annual vesting vest as follows: 1/3 on each of the first, second and third anniversaries of the date of grant.

Vesting of corporate performance-based RSUs is subject to the Company’s performance against equally weighted revenue and non-GAAP earnings per share targets over fiscal years 2020, 2021 and 2022, taking into account the impact of foreign currency fluctuations. The Committee has established, or will establish, annual revenue and earnings per share goals at the beginning of each of fiscal years 2020, 2021 and 2022; each year’s performance will be equally weighted in determining the aggregate number of RSUs earned. Performance at 100% of target will earn the target number of RSUs. Eligible vesting commences if the Company exceeds 90% of the target; 110% performance against target will earn the maximum number of RSUs issuable. Performance between such levels will be proportionately awarded on a straight-line interpolation. Earned RSUs will vest on the date that the Company’s fiscal 2022 financial results are certified.

Vesting of stock performance-based RSUs is based on the total shareholder return (“TSR”) of the Company’s common stock relative to companies in the S&P 500 Information Technology Index (the “Index Group”) over calendar years 2020, 2021 and 2022 (the “Performance Period”). TSR will be calculated as the average closing price of the Company’s stock over the last 90 trading days of 2022 plus the aggregate value of dividends per share issued by the Company during the Performance Period minus the average closing price of the Company’s stock over the 90 trading days prior to January 1, 2020 dividing by the average closing price of the Company’s stock over the 90 trading days prior to January 1, 2020. If the Company’s TSR over the Performance Period is at the 50th percentile when ranked against the TSRs of companies in the Index Group, 100% of the target number of RSUs will be eligible to vest. For every percentile by which the Company’s TSR ranking within the Index Group exceeds the 50th percentile, the number of RSUs eligible to vest will increase by 3.33% of target, up to a maximum of 200% of target if the Company’s TSR ranking is at the 80th percentile. For every percentile by which the Company’s TSR ranking within the Index Group is below the 50th percentile, the number of RSUs eligible to vest will decrease by 3%, with no payout if the Company’s TSR ranking is below the 25th percentile. Earned RSUs will vest on the date that the Company’s fiscal 2022 financial results are certified.

The form of time-based vesting RSU Agreement was previously filed with the Securities and Exchange Commission (the “Commission”) on May 9, 2019, and the form of performance-based vesting RSU Agreement was previously filed with the Commission on February 6, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 6, 2020	/s/ Aaron Ahola
Aaron Ahola, EVP and General Counsel